Exhibit 99.1

Tidewater Inc. 842 West Sam Houston Parkway North, Suite 400 Houston, TX 77024, USA +1.713.470.5300

Tidewater Reports Results for the Three and Twelve Months Ended December 31, 2025

                                  Full-year 2025 Highlights

●	Revenue of $1,352.8 million, an increase of 0.5% as compared to full-year 2024
●	Average day rate of $22,573 per day, an increase of 6.1% compared to full-year 2024
●	Net income of $333.5 million and Adjusted EBITDA of $598.1 million
●	Net income was favorably impacted by the recognition of a non-cash deferred tax benefit of $201.5 million, primarily due to vessel realignment
●	Net cash provided by operating activities of $379.1 million
●	Free cash flow of $426.0 million
●	Share count reduced by 2.5 million shares during the full-year 2025 for $98.2 million at average price of $39.52, including shares repurchased in exchange for payment of employee taxes on the vesting of equity compensation

                                   Fourth Quarter 2025 Highlights

●	Revenue of $336.8 million, a 2.4% decline compared to the fourth quarter of 2024
●	Average day rate of $22,044 per day, a decline of $192 per day, or 0.9%, compared to the fourth quarter of 2024
●	Net income of $219.4 million and Adjusted EBITDA of $143.1 million
●	Net income and Adjusted EBITDA were favorably impacted by the $2.1 million foreign exchange gain due to the weakening of the U.S. dollar
●	Net income was favorably impacted by the recognition of a non-cash deferred tax benefit of $201.5 million, primarily due to vessel realignment
●	Net cash provided by operating activities of $153.0 million and free cash flow of $151.2 million

                                 Annual Guidance and Share Repurchase Program

●	Updating 2026 revenue guidance to $1.43 to $1.48 billion and 2026 gross margin guidance of 49% to 51% pro forma for the previously announced Wilson Sons Ultratug acquisition
●	Outstanding share repurchase program authorization of $500 million

HOUSTON, March 2, 2026 - Tidewater Inc. (NYSE:TDW) announced today revenue for the three and twelve months ended December 31, 2025 of $336.8 million and $1,352.8 million, respectively, compared with $345.1 million and $1,345.8 million, respectively, for the three and twelve months ended December 31, 2024. Tidewater's net income for the three and twelve months ended December 31, 2025, was $219.9 million ($4.41 per common share) and $334.7 million ($6.64 per common share), respectively, compared with net income of $36.9 million ($0.70 per common share) and $180.7 million ($3.40 per common share), respectively, for the three and twelve months ended December 31, 2024.

Quintin Kneen, Tidewater’s President and Chief Executive Officer, commented, “Although 2025 was anticipated to be a down year for the offshore industry, I am pleased to say that by all measures Tidewater was able to successfully navigate these challenges to deliver one of the best years in recent memory, demonstrating the resilience of the company we’ve endeavored to build over the last eight years. The business generated year-over-year revenue growth, gross margin expansion and average day rate growth. Adjusted EBITDA grew by approximately 7% to just under $600 million and we generated nearly $430 million of free cash flow, far outpacing our free cash flow generation in 2024. In addition, we retired approximately 2.5 million shares through open market repurchases and netting shares related to taxes on employee share awards that would have otherwise entered the market. Lastly, we successfully reset our debt capital structure this summer and established a sizable revolving credit facility, positioning Tidewater with one of the strongest balance sheets in the offshore vessel industry. All the success we realized in 2025 is due to a persistent focus across the organization to excellence and I appreciate the effort of all employees during 2025 to achieve these outcomes.

“The fourth quarter of 2025 nicely exceeded our expectations as vessel up-time across the fleet continued to exceed our original expectations, delivering revenue of $336.8 million and a gross margin of 48.7%. Vessel up-time improvement came through a combination of more time on-hire, lower than anticipated down for repair time and fewer drydock days than anticipated. The improvement in utilization is a function of certain projects extending longer than anticipated and the benefits realized from the substantial investments made in the fleet over the past few years to improve the operational reliability of our fleet. Day rates also slightly exceeded our expectations driven by our Middle East and Asia Pacific segments. Through this outperformance, we finished the year on a strong note with Adjusted EBITDA of $143.1 million and free cash flow of $151.2 million for the fourth quarter.

“Additionally, during the fourth quarter, we completed a strategic internal restructuring of our vessel ownership (Vessel Realignment) to consolidate a significant portion of the fleet into a single, wholly-owned U.S. entity. The non-cash deferred tax benefit of $201.5 million recognized in 2025 is primarily due to the impact of the Vessel Realignment.

“Subsequent to the end of the fourth quarter, we announced the acquisition of Wilson Sons Ultratug, a 22-vessel fleet of PSVs exclusively focused on serving the Brazilian market. We are very excited to announce this acquisition as it continues our strategy of bringing high-quality fleets onto the Tidewater platform. We have long discussed our desire to enter the Brazilian market in a more meaningful way, and we believe that the Wilson acquisition represents the best path to benefit from the secular trends occurring in that market. The Brazilian offshore vessel market is the largest in the world and given some of the structural factors influencing vessel demand in that market, coupled with the favorable position we will hold with Brazilian-built tonnage and the ability to import and protect Tidewater’s legacy international tonnage, we view this acquisition as creating a distinctly advantaged position for Tidewater on a long-term basis.

“Looking forward to the remainder of 2026, although some open questions exist relating to the pace of drilling activity throughout this year, recent comments from offshore drillers and leading indicators of tendering and new contract awards suggest that a recovery in offshore drilling should manifest as we progress through the year and into 2027. Tidewater remains advantaged by the broad set of demand drivers for our business in addition to drilling support, including production support, offshore construction support, and subsea and EPCI support. As we experienced in 2025, we believe this broad-based set of demand drivers will continue to support our business as we progress through 2026. Vessel supply remains sufficiently tight such that we have maintained day rates and puts us in a position to again push day rates as offshore drilling activity picks up and our customers begin to secure vessels for future work. When we combine this with the recently announced Wilson acquisition, we are optimistic about the continued growth for our business during 2026. As such, we are updating our 2026 financial guidance to contemplate the impact of the Wilson acquisition, with our new full-year revenue guidance of $1.43 to $1.48 billion and a full-year gross margin guidance of 49% to 51%, assuming a mid-year close of the Wilson acquisition. To the extent that the offshore drilling recovery begins in earnest towards the end of the year, this development could increase our full-year expectations.

“As pleased as we are with the success we realized during 2025, I am optimistic that the outlook for our business is as good as it’s been since the offshore recovery began a few years ago. With the addition of the Wilson fleet, we have meaningfully increased the earnings and cash flow profile of the business and have gained critical mass in the largest offshore vessel market in the world. We anticipate the substantial free cash flow of the business to continue and given the low level of leverage projected for the Wilson acquisition, we expect to retain substantial financial flexibility to continue to pursue incremental capital allocation opportunities.

“Tidewater’s ability to continue to execute both operationally and financially is the product of a global effort by many hard-working employees both onshore and offshore and I would like to thank our entire team for their continued efforts. The dedication and diligence driving these outcomes is critical to our mission to make Tidewater the safest, most sustainable, most reliable, most profitable, highest specification offshore energy support vessel fleet in the world.”

In addition to the number of outstanding shares, as of December 31, 2025, the Company also has the following in-the-money warrants.

Common shares outstanding	49,566,334
New Creditor Warrants (strike price $0.001 per common share)	21,400
GulfMark Creditor Warrants (strike price $0.01 per common share)	53,555
Total	49,641,289

Tidewater will hold a conference call to discuss results for the three months ending December 31, 2025 on March 3, 2026, at 8:00 a.m. Central Time. Investors and interested parties may listen to the earnings conference call via telephone by calling +1.800.715.9871 if calling from the U.S. or Canada (+1.647.932.3411 if calling from outside the U.S. or Canada) and provide Conference ID: 8745688 prior to the scheduled start time. A live webcast of the call will also be available in the Investor Relations section of Tidewater’s website at investor.tdw.com.

A replay of the conference call will be available beginning at 11:00 a.m. Central Time on March 3, 2026. To access the replay, visit the Investor Relations section of Tidewater’s website at investor.tdw.com.

About Tidewater

Tidewater owns and operates the largest fleet of offshore support vessels in the industry, with 70 years of experience supporting offshore energy exploration, production and offshore wind activities worldwide. To learn more, visit www.tdw.com.

Cautionary Statement

This news release contains “forward-looking statements” within the meaning of the U.S. federal securities laws – that is, any statements that are not historical facts. Such statements often contain words such as “expect,” “believe,” “think,” “anticipate,” “predict,” “plan,” “assume,” “estimate,” “forecast,” “target,” “projections,” “intend,” “should,” “will,” “shall” and other similar words. Forward-looking statements address matters that are, to varying degrees, uncertain and based on our management’s current expectations and beliefs concerning future developments and their potential impact on Tidewater Inc. and its subsidiaries (the “Company”).

These forward-looking statements involve risks and uncertainties that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, among others: fluctuations in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; limited capital resources available to replenish our asset base as needed, including through acquisitions or vessel construction, and to fund our capital expenditure needs; uncertainty of global financial market conditions and potential constraints in accessing capital or credit if and when needed with favorable terms, if at all; changes in decisions and capital spending by customers based on industry expectations for offshore exploration, field development and production; global trade trends, including evolving impacts from implementation of new tariffs and potential retaliatory measures; consolidation of our customer base; loss of a major customer; changing customer demands for vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; rapid technological changes; delays and other problems associated with vessel maintenance; the continued availability of qualified personnel and our ability to attract and retain them; the operating risks normally incident to our lines of business, including the potential impact of liquidated counterparties; our ability to comply with covenants in our indentures and other debt instruments; acts of terrorism and piracy; the impact of regional or global public health crises or pandemics; the impact of potential information technology, cybersecurity or data security breaches; uncertainty around the use and impacts of artificial intelligence applications; integration of acquired businesses and entry into new lines of business; disagreements with our joint venture partners; natural disasters or significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation or enforcement of customs or other laws that are not well developed or consistently enforced; risks associated with our international operations, including local content, local currency or similar requirements especially in higher political risk countries where we operate; interest rate and foreign currency fluctuations; labor changes proposed by international conventions; increased regulatory burdens and oversight; changes in laws governing the taxation of foreign source income; retention of skilled workers; enforcement of laws related to the environment, labor and foreign corrupt practices; increased global concern, regulation and scrutiny regarding climate change; increased stockholder activism; the potential liability for remedial actions or assessments under existing or future environmental regulations or litigation; the effects of asserted and unasserted claims and the extent of available insurance coverage; the resolution of pending legal proceedings; and other risks and uncertainties detailed in our most recent Form 10-K, Form 10-Qs and Form 8-Ks filed with or furnished to the SEC.

If one or more of these or other risks or uncertainties materialize (or the consequences of any such development changes), or should our underlying assumptions prove incorrect, actual results or outcomes may vary materially from those reflected in our forward-looking statements. Forward-looking and other statements in this presentation regarding our environmental, social and other sustainability plans, goals or activities are not an indication that these statements are necessarily material to investors or required to be disclosed in our filings with the SEC. In addition, historical, current, and forward-looking environmental, social and sustainability-related statements may be based on standards still developing, internal controls and processes that we continue to evolve, and assumptions subject to change in the future. Statements in this release are made as of the date hereof, and the Company disclaims any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.

Financial information is displayed beginning on the next page.

The supplementary information presented in this press release were not audited. This press release presents extracts from the Consolidated Balance Sheets at December 31, 2025 and December 31, 2024; the Condensed Consolidated Income Statements and Condensed Consolidated Statements of Equity for the three and twelve months ended December 31, 2025 and 2024; and the Consolidated Statements of Cash Flows for the twelve months ended December 31, 2025 and 2024. Extracts are drawn from the December 31, 2025 and December 31, 2024 audited annual financial statements of Tidewater Inc. All per-share amounts are stated on a diluted basis.

Revision of Previously Issued Financial Statements

Certain prior year amounts have been reclassified to conform to the current year presentation. The effects of exchange rate changes on cash and cash equivalent balances were not previously presented as a separate item in the reconciliation of the net change in cash, cash equivalents and restricted cash in our Statements of Cash Flows, but rather included as a component of net cash provided by operating activities. Accordingly, we have revised our Condensed Consolidated Statements of Cash Flows to reflect the effects of exchange rate changes on cash and cash equivalent balances for the twelve months ended December 31, 2024, the three months ended December 31, 2024, March 31, 2025 and June 30, 2025. Also, the presentation of Free cash flow has been revised to reflect the effects of exchange rate changes on cash and cash equivalent balance.

TIDEWATER INC.

CONDENSED CONSOLIDATED INCOME STATEMENTS

(In Thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Revenues:
Vessel revenues	$332,883	$343,463	$1,338,931	$1,337,637
Other operating revenues	3,915	1,622	13,855	8,198
Total revenues	336,798	345,085	1,352,786	1,345,835
Costs and expenses:
Vessel operating costs	172,119	170,384	680,582	693,107
Costs of other operating revenues	630	688	6,420	3,555
General and administrative	38,968	30,688	134,531	110,817
Depreciation and amortization	66,189	64,620	262,339	242,770
Gain on asset dispositions, net	(5,084)	(2,672)	(13,682)	(15,762)
Total costs and expenses	272,822	263,708	1,070,190	1,034,487
Operating income	63,976	81,377	282,596	311,348
Other income (expense):
Foreign exchange gain (loss)	2,134	(14,337)	22,683	(15,276)
Interest income and other, net	3,454	2,697	8,169	6,383
Loss on early extinguishment of debt	(12)	—	(27,113)	—
Interest and other debt costs, net	(16,715)	(16,742)	(66,090)	(72,967)
Total other expense	(11,139)	(28,382)	(62,351)	(81,860)
Income before income taxes	52,837	52,995	220,245	229,488
Income tax expense (benefit)	(166,612)	16,376	(113,208)	50,216
Net income	219,449	36,619	333,453	179,272
Less: Net loss attributable to noncontrolling interests	(435)	(286)	(1,208)	(1,384)
Net income attributable to Tidewater Inc.	$219,884	$36,905	$334,661	$180,656
Basic income per common share	$4.44	$0.71	$6.69	$3.44
Diluted income per common share	$4.41	$0.70	$6.64	$3.40
Weighted average common shares outstanding	49,564	52,315	50,053	52,452
Dilutive effect of warrants and restricted stock units	332	514	379	619
Adjusted weighted average common shares	49,896	52,829	50,432	53,071

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In Thousands, except share and par value data)

	December 31, 2025	December 31, 2024
ASSETS
Current assets:
Cash and cash equivalents	$578,761	$324,918
Restricted cash	—	2,032
Trade and other receivables, less allowance for credit losses of $3,034 and $3,184 as of December 31, 2025 and 2024, respectively	285,372	323,805
Marine operating supplies	38,482	34,319
Prepaid expenses and other current assets	11,520	13,588
Total current assets	914,135	698,662
Net properties and equipment	1,072,020	1,184,282
Deferred drydocking and survey costs	139,736	152,550
Indemnification assets	9,455	11,946
Deferred tax asset	200,939	3,163
Other assets	50,626	24,301
Total assets	$2,386,911	$2,074,904

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$66,347	$71,385
Accrued expenses	153,169	129,894
Current portion of long-term debt	5,845	65,386
Other current liabilities	89,876	64,948
Total current liabilities	315,237	331,613
Long-term debt	649,048	571,710
Other liabilities	61,372	60,396

Commitments and contingencies

Equity:
Equity:	50	52
Additional paid-in-capital	1,663,247	1,656,830
Accumulated deficit	(305,157)	(548,831)
Accumulated other comprehensive loss	7,248	6,060
Total stockholders' equity	1,365,388	1,114,111
Noncontrolling interests	(4,134)	(2,926)
Total equity	1,361,254	1,111,185
Total liabilities and equity	$2,386,911	$2,074,904

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(In Thousands)

	Three Months Ended		Twelve Months Ended
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Net income	$219,449	$36,619	$333,453	$179,272
Other comprehensive income (loss):
Unrealized gain on note receivable	—	—	—	283
Change in supplemental executive retirement plan pension liability	243	318	1,870	318
Change in liability of pension plans	(889)	1,150	(682)	193
Total comprehensive income	$218,803	$38,087	$334,641	$180,066

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In Thousands)

	Twelve Months	Twelve Months
	Ended	Ended
	December 31, 2025	December 31, 2024
Cash flows from operating activities:
Net income	$333,453	$179,272
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	151,095	156,166
Amortization of deferred drydocking and survey costs	111,244	86,604
Amortization of debt premiums and discounts	5,379	6,741
Amortization of below market contracts	(1,200)	(5,000)
Unrealized foreign exchange loss (gain)	(23,398)	14,275
Deferred income taxes benefit	(195,816)	(2,807)
Gain on asset dispositions, net	(13,682)	(15,762)
Loss on early extinguishment of debt	27,113	—
Stock-based compensation expense	14,483	13,681
Changes in assets and liabilities:
Trade and other receivables	38,433	(55,453)
Accounts payable	(5,038)	26,454
Accrued expenses	23,275	7,393
Deferred drydocking and survey costs	(98,575)	(133,258)
Other, net	12,342	4,166
Net cash provided by operating activities	379,108	282,472
Cash flows from investing activities:
Proceeds from asset dispositions	17,619	19,338
Proceeds from sale of notes	660	8,054
Additions to properties and equipment	(25,761)	(27,580)
Net cash used in investing activities	(7,482)	(188)
Cash flows from financing activities:
Exercise of warrants	—	4
Issuance of long-term debt	650,000	—
Principal payments on long-term debt	(641,942)	(103,030)
Purchase of common stock	(90,089)	(90,742)
Payments on finance leases	(6,432)	—
Debt extinguishment premium	(19,601)	—
Debt issuance costs	(19,829)	(213)
Share based awards reacquired to pay taxes	(8,066)	(28,614)
Net cash used in financing activities	(135,959)	(222,595)
Effects of exchange rate changes on cash, cash equivalents and restricted cash	16,870	(8,623)
Net change in cash, cash equivalents and restricted cash	252,537	51,066
Cash, cash equivalents and restricted cash at beginning of period	329,031	277,965
Cash, cash equivalents and restricted cash at end of period	$581,568	$329,031

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest, net of amounts capitalized	$47,810	$66,897
Income taxes	$60,310	$56,909
Supplemental disclosure of noncash investing activities:
Purchase of vessels	$10,727	$—
Recognition of finance leases	$28,658	$—
Supplemental disclosure of noncash financing activities:
Debt incurred for the purchase of vessels	$11,479	$—

Note:  Cash, cash equivalents and restricted cash at December 31, 2025 and 2024 includes $2.8 million and $2.1 million, respectively, in long-term restricted cash, which is included in other assets in our consolidated balance sheet.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF EQUITY

(In Thousands)

	Three Months Ended
				Accumulated
		Additional		other	Non
	Common	paid-in	Accumulated	comprehensive	controlling
	stock	capital	deficit	income	interest	Total
Balance at September 30, 2025	$50	$1,659,820	$(525,041)	$7,894	$(3,699)	$1,139,024
Total comprehensive income (loss)	—	—	219,884	(646)	(435)	218,803
Repurchase and retirement of common stock	—	—	—	—	—	—
Amortization of share-based awards	—	3,427	—	—	—	3,427
Balance at December 31, 2025	$50	$1,663,247	$(305,157)	$7,248	$(4,134)	$1,361,254

Balance at September 30, 2024	$52	$1,653,027	$(541,191)	$4,592	$(2,640)	$1,113,840
Total comprehensive income (loss)	—	—	36,905	1,468	(286)	38,087
Issuance of common stock	—	(2)	—	—	—	(2)
Repurchase and retirement of common stock	—	—	(44,545)	—	—	(44,545)
Amortization of share-based awards	—	3,801	—	—	—	3,801
Balance at December 31, 2024	$52	$1,656,830	$(548,831)	$6,060	$(2,926)	$1,111,185

	Twelve Months Ended
				Accumulated
		Additional		other	Non
	Common	paid-in	Accumulated	comprehensive	controlling
	stock	capital	deficit	income (loss)	interest	Total
Balance at December 31, 2024	$52	$1,656,830	$(548,831)	$6,060	$(2,926)	$1,111,185
Total comprehensive income (loss)	—	—	334,661	1,188	(1,208)	334,641
Repurchase and retirement of common stock	(2)	—	(90,987)	—	—	(90,989)
Amortization of share-based awards	—	6,417	—	—	—	6,417
Balance at December 31, 2025	$50	$1,663,247	$(305,157)	$7,248	$(4,134)	$1,361,254

Balance at December 31, 2023	$52	$1,671,759	$(637,838)	$5,266	$(1,542)	$1,037,697
Total comprehensive income (loss)	—	—	180,656	794	(1,384)	180,066
Exercise of warrants into common stock	—	4	—	—	—	4
Issuance of common stock	1	(1)	—	—	—	—
Repurchase and retirement of common stock	(1)	—	(91,649)	—	—	(91,650)
Amortization of share-based awards	—	(14,932)	—	—	—	(14,932)
Balance at December 31, 2024	$52	$1,656,830	$(548,831)	$6,060	$(2,926)	$1,111,185

The company’s vessel revenues and vessel operating costs and the related percentage of total vessel revenues, were as follows:

(In Thousands)	Three Months Ended				Twelve Months Ended
	December 31, 2025		December 31, 2024		December 31, 2025		December 31, 2024
Vessel revenues:
Americas	$69,706	21%	$60,240	18%	$270,229	20%	$261,929	20%
Asia Pacific	42,037	13%	51,043	15%	189,747	14%	210,328	16%
Middle East	47,021	14%	40,772	12%	172,573	13%	152,187	11%
Europe/Mediterranean	82,402	25%	84,109	24%	343,627	26%	333,081	25%
West Africa	91,717	27%	107,299	31%	362,755	27%	380,112	28%
Total vessel revenues	$332,883	100%	$343,463	100%	$1,338,931	100%	$1,337,637	100%
Vessel operating costs:
Crew costs	$100,172	30%	$99,985	29%	$402,290	30%	$416,276	31%
Repair and maintenance	29,376	9%	26,731	8%	103,903	8%	98,376	7%
Insurance	2,823	1%	2,857	1%	10,389	1%	11,027	1%
Fuel, lube and supplies	15,227	5%	15,278	5%	61,153	4%	65,371	5%
Other	24,521	7%	25,533	7%	102,847	8%	102,057	8%
Total vessel operating costs	172,119	52%	170,384	50%	680,582	51%	693,107	52%
Vessel operating margin (A)	$160,764	48%	$173,079	50%	$658,349	49%	$644,530	48%

Note (A): Vessel operating margin equals vessel revenues less vessel operating costs.

The company’s operating income (loss) and other components of income (loss) before income taxes and its related percentage of total revenues, were as follows:

(In Thousands)	Three Months Ended				Twelve Months Ended
	December 31, 2025		December 31, 2024		December 31, 2025		December 31, 2024
Vessel operating profit:
Americas	$15,484	4%	$11,206	3%	$65,275	5%	$54,779	4%
Asia Pacific	12,419	4%	12,799	4%	53,207	4%	59,869	4%
Middle East	6,465	2%	4,983	2%	23,916	2%	3,770	0%
Europe/Mediterranean	9,737	3%	11,624	3%	57,694	4%	53,873	4%
West Africa	35,625	10%	54,157	16%	138,673	10%	176,432	13%
Other operating profit	3,285	1%	934	0%	7,435	1%	4,643	1%
	83,015	24%	95,703	28%	346,200	26%	353,366	26%

Corporate expenses (A)	(24,123)	(7)%	(16,998)	(5)%	(77,286)	(6)%	(57,780)	(4)%
Gain on asset dispositions, net	5,084	2%	2,672	1%	13,682	1%	15,762	1%
Operating income	$63,976	19%	$81,377	24%	$282,596	21%	$311,348	23%

Note (A):  General and administrative expenses for the three and twelve months ended December 31, 2025 include stock-based compensation of $3.4 million and $14.5 million, respectively. General and administrative expenses for the three and twelve months ended December 31, 2024 include stock-based compensation of $3.9 million and $13.7 million, respectively. In addition, vessel operating and general and administrative costs for the three and twelve months ended December 31, 2025, include $4.1 and $8.3 million in acquisition, restructuring and integration related costs, respectively. Vessel operating and general and administrative costs for the three and twelve months ended December 31, 2024, include $1.0 million and $2.3 million in acquisition, restructuring and integration related costs, respectively.

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF EARNINGS – QUARTERLY DATA

(In Thousands, except per share data)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2025	2025	2025	2025	2024
Revenues:
Vessel revenues	$332,883	$338,491	$336,858	$330,699	$343,463
Other operating revenues	3,915	2,622	4,573	2,745	1,622
Total revenues	336,798	341,113	341,431	333,444	345,085
Costs and expenses:
Vessel operating costs (A)	172,119	176,130	167,354	164,979	170,384
Costs of other operating revenue	630	1,252	3,108	1,430	688
General and administrative (A)	38,968	35,256	31,213	29,094	30,688
Depreciation and amortization	66,189	66,404	64,314	65,432	64,620
Gain on asset dispositions, net	(5,084)	(580)	(5,480)	(2,538)	(2,672)
Total operating costs and expenses	272,822	278,462	260,509	258,397	263,708
Operating income	63,976	62,651	80,922	75,047	81,377
Other income (expense):
Foreign exchange gain (loss)	2,134	1,277	11,703	7,569	(14,337)
Interest income and other, net	3,454	455	2,103	2,157	2,697
Loss on early extinguishment of debt	(12)	(27,101)	—	—	—
Interest and other debt costs, net	(16,715)	(16,589)	(16,442)	(16,344)	(16,742)
Total other expense	(11,139)	(41,958)	(2,636)	(6,618)	(28,382)
Income before income taxes	52,837	20,693	78,286	68,429	52,995
Income tax expense (benefit)	(166,612)	21,711	5,584	26,109	16,376
Net income (loss)	219,449	(1,018)	72,702	42,320	36,619
Net loss attributable to noncontrolling interests	(435)	(212)	(228)	(333)	(286)
Net income (loss) attributable to Tidewater Inc.	$219,884	$(806)	$72,930	$42,653	$36,905
Basic income (loss) per common share	$4.44	$(0.02)	$1.47	$0.83	$0.71
Diluted income (loss) per common share	$4.41	$(0.02)	$1.46	$0.83	$0.70
Weighted average common shares outstanding	49,564	49,498	49,674	51,502	52,315
Dilutive effect of warrants and restricted stock units	332	—	337	176	514
Adjusted weighted average common shares	49,896	49,498	50,011	51,678	52,829

Vessel operating margin	$160,764	$162,361	$169,504	$165,720	$173,079

Note (A): Acquisition, restructuring and integration related costs	$4,064	$3,941	$340	$—	$978

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In Thousands)

	December 31,	September 30,	June 30,	March 31,	December 31,
	2025	2025	2025	2025	2024
ASSETS
Current assets:
Cash and cash equivalents	$578,761	$428,225	$369,405	$341,799	$324,918
Restricted cash	—	—	21	5,234	2,032
Trade and other receivables, net	285,372	332,596	316,491	312,904	323,805
Marine operating supplies	38,482	27,857	24,467	23,101	34,319
Prepaid expenses and other current assets	11,520	11,652	14,123	15,160	13,588
Total current assets	914,135	800,330	724,507	698,198	698,662
Net properties and equipment	1,072,020	1,104,503	1,132,114	1,163,758	1,184,282
Deferred drydocking and survey costs	139,736	154,234	165,659	169,326	152,550
Indemnification assets	9,455	9,456	11,158	11,114	11,946
Deferred tax asset	200,939	14,511	18,346	831	3,163
Other assets	50,626	45,846	22,588	22,939	24,301
Total assets	$2,386,911	$2,128,880	$2,074,372	$2,066,166	$2,074,904

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$66,347	$42,579	$48,715	$50,203	$71,385
Accrued expenses	153,169	130,879	131,305	133,000	129,894
Current portion of long-term debt	5,845	5,840	93,366	80,042	65,386
Other current liabilities	89,876	97,162	69,688	74,299	64,948
Total current liabilities	315,237	276,460	343,074	337,544	331,613
Long-term debt	649,048	649,802	531,874	555,994	571,710
Other liabilities	61,372	63,594	63,197	62,263	60,396

Equity:
Common stock	50	50	50	51	52
Additional paid-in-capital	1,663,247	1,659,820	1,656,626	1,652,856	1,656,830
Accumulated deficit	(305,157)	(525,041)	(524,235)	(545,890)	(548,831)
Accumulated other comprehensive income	7,248	7,894	7,273	6,607	6,060
Total stockholders' equity	1,365,388	1,142,723	1,139,714	1,113,624	1,114,111
Noncontrolling interests	(4,134)	(3,699)	(3,487)	(3,259)	(2,926)
Total equity	1,361,254	1,139,024	1,136,227	1,110,365	1,111,185
Total liabilities and equity	$2,386,911	$2,128,880	$2,074,372	$2,066,166	$2,074,904

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS – QUARTERLY DATA

(In Thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2025	2025	2025	2025	2024
Cash flows from operating activities:
Net income (loss)	$219,449	$(1,018)	$72,702	$42,320	$36,619
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	37,838	37,334	36,909	39,014	38,736
Amortization of deferred drydocking and survey costs	28,351	29,070	27,405	26,418	25,884
Amortization of debt premiums and discounts	1,448	975	1,455	1,501	1,612
Amortization of below market contracts	(219)	(283)	(347)	(351)	(1,071)
Unrealized foreign exchange loss (gain)	(2,322)	(997)	(10,528)	(9,551)	12,089
Deferred income taxes provision (benefit)	(184,247)	3,851	(17,767)	2,347	(2,863)
Gain on asset dispositions, net	(5,084)	(580)	(5,480)	(2,538)	(2,672)
Loss on early extinguishment of debt	12	27,101	—	—	—
Stock-based compensation expense	3,454	3,481	4,057	3,491	3,886
Changes in assets and liabilities:
Trade and other receivables	47,224	(16,105)	(3,587)	10,901	(30,720)
Accounts payable	23,768	(6,136)	(1,488)	(21,182)	7,327
Accrued expenses	23,080	418	(3,329)	3,106	12,016
Deferred drydocking and survey costs	(13,853)	(17,645)	(23,738)	(43,339)	(17,674)
Other, net	(25,939)	12,613	(2,606)	28,274	16,870
Net cash provided by operating activities	152,960	72,079	73,658	80,411	100,039
Cash flows from investing activities:
Proceeds from asset dispositions	5,331	1,204	7,268	3,816	4,470
Proceeds from sale of notes	—	—	60	600	5,846
Additions to properties and equipment	(5,147)	(5,122)	(5,226)	(10,266)	(4,534)
Net cash provided by (used in) investing activities	184	(3,918)	2,102	(5,850)	5,782
Cash flows from financing activities:
Exercise of warrants	—	—	—	—	2
Issuance of long-term debt	—	650,000	—	—	—
Principal payments on long-term debt	(1,814)	(613,587)	(14,041)	(12,500)	(14,023)
Purchase of common stock	—	—	(50,814)	(39,275)	(44,103)
Payments on finance leases	(895)	(5,537)	—	—	—
Debt extinguishment premium	(12)	(19,589)	—	—	—
Debt issuance costs	(844)	(18,985)	—	—	(20)
Share based awards reacquired to pay taxes	(27)	(287)	(287)	(7,465)	(86)
Net cash used in financing activities	(3,592)	(7,985)	(65,142)	(59,240)	(58,230)
Effects of exchange rate changes on cash, cash equivalents and restricted cash	910	(1,377)	11,775	5,562	(8,736)
Net change in cash, cash equivalents and restricted cash	150,462	58,799	22,393	20,883	38,855
Cash, cash equivalents and restricted cash at beginning of period	431,106	372,307	349,914	329,031	290,176
Cash, cash equivalents and restricted cash at end of period	$581,568	$431,106	$372,307	$349,914	$329,031

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest, net of amounts capitalized	$576	$17,735	$11,994	$17,505	$12,816
Income taxes	$18,366	$9,291	$17,505	$15,148	$11,268
Supplemental disclosure of noncash investing activities:
Purchase of vessels	$—	$—	$1,629	$9,098	$—
Recognition of finance leases	$5,262	$23,396	$—	$—	$—
Supplemental disclosure of noncash financing activities:
Debt incurred for purchase of vessels	$—	$—	$1,767	$9,712	$—

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2025	2025	2025	2025	2024
VESSEL REVENUE BY VESSEL CLASS

Americas fleet:
PSV > 900	$29,080	$30,460	$26,874	$23,243	$24,158
PSV < 900	25,067	33,363	27,734	21,146	26,743
AHTS > 16K	6,324	6,045	5,243	3,958	2,969
AHTS 8 - 16K	1,322	1,259	1,110	1,242	930
AHTS 4 - 8K	4,069	4,221	4,153	1,752	1,726
Other	3,844	1,565	3,644	3,511	3,714
Total	69,706	76,913	68,758	54,852	60,240
Asia Pacific fleet:
PSV > 900	22,560	22,660	20,878	20,457	18,881
PSV < 900	14,135	12,427	11,194	15,311	16,101
AHTS > 16K	4,993	12,065	11,655	8,792	10,851
AHTS 8 - 16K	213	1,518	1,804	2,394	2,836
AHTS 4 - 8K	—	—	—	1,108	2,020
Other	136	5,116	165	166	354
Total	42,037	53,786	45,696	48,228	51,043
Middle East fleet:
PSV > 900	2,664	1,246	599	1,446	1,485
PSV < 900	23,507	20,221	18,849	22,494	21,962
AHTS 8 - 16K	5,413	3,681	5,175	3,474	3,425
AHTS 4 - 8K	15,437	16,887	15,592	15,888	13,900
Total	47,021	42,035	40,215	43,302	40,772
Europe/Mediterranean fleet:
PSV > 900	64,189	67,302	78,778	64,207	66,380
PSV < 900	14,470	13,901	15,739	11,763	15,287
AHTS > 16K	3,317	2,127	4,266	1,669	1,378
Other	426	410	497	566	1,064
Total	82,402	83,740	99,280	78,205	84,109
West Africa fleet:
PSV > 900	12,914	14,328	19,600	30,203	28,064
PSV < 900	27,074	23,817	24,815	37,021	44,047
AHTS > 16K	15,149	12,037	9,934	10,172	9,602
AHTS 8 - 16K	27,211	22,859	21,725	20,775	17,898
AHTS 4 - 8K	1,427	1,428	1,457	2,086	3,185
Other	7,942	7,548	5,378	5,855	4,503
Total	91,717	82,017	82,909	106,112	107,299
Worldwide fleet:
PSV > 900	131,407	135,996	146,729	139,556	138,968
PSV < 900	104,253	103,729	98,331	107,735	124,140
AHTS > 16K	29,783	32,274	31,098	24,591	24,800
AHTS 8 - 16K	34,159	29,317	29,814	27,885	25,089
AHTS 4 - 8K	20,933	22,536	21,202	20,834	20,831
Other	12,348	14,639	9,684	10,098	9,635
Total	$332,883	$338,491	$336,858	$330,699	$343,463

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2025	2025	2025	2025	2024
AVERAGE NUMBER OF VESSELS:

Americas fleet:
PSV > 900	12	12	11	10	10
PSV < 900	17	17	16	16	16
AHTS > 16K	2	2	2	2	2
AHTS 8 - 16K	1	1	1	1	1
AHTS 4 - 8K	2	2	2	2	2
Other	2	1	2	2	2
Total	36	35	34	33	33
Stacked vessels	(4)	(2)	(2)	(1)	—
Active vessels	32	33	32	32	33
Asia Pacific fleet:
PSV > 900	9	9	9	9	9
PSV < 900	5	5	5	5	5
AHTS > 16K	2	3	3	3	3
AHTS 8 - 16K	—	2	2	2	2
AHTS 4 - 8K	—	—	1	1	1
Other	—	1	—	—	—
Total	16	20	20	20	20
Stacked vessels	—	—	—	—	—
Active vessels	16	20	20	20	20
Middle East fleet:
PSV > 900	1	1	1	1	1
PSV < 900	20	20	20	20	20
AHTS 8 - 16K	7	5	5	5	5
AHTS 4 - 8K	17	17	17	17	17
Total	45	43	43	43	43
Stacked vessels	—	—	—	—	—
Active vessels	45	43	43	43	43
Europe/Mediterranean fleet:
PSV > 900	40	40	39	39	39
PSV < 900	9	9	9	9	9
AHTS > 16K	1	1	2	2	2
Total	50	50	50	50	50
Stacked vessels	—	—	—	—	—
Active vessels	50	50	50	50	50
West Africa fleet:
PSV > 900	7	7	9	10	10
PSV < 900	18	18	19	20	20
AHTS > 16K	6	5	4	4	4
AHTS 8 - 16K	13	13	14	13	13
AHTS 4 - 8K	2	2	2	2	3
Other	16	20	21	22	20
Total	62	65	69	71	70
Stacked vessels	(4)	(5)	(4)	(6)	—
Active vessels	58	60	65	65	70
Worldwide fleet:
PSV > 900	69	69	69	69	69
PSV < 900	69	69	69	70	70
AHTS > 16K	11	11	11	11	11
AHTS 8 - 16K	21	21	22	21	21
AHTS 4 - 8K	21	21	22	22	23
Other	18	22	23	24	22
Total	209	213	216	217	216
Stacked vessels	(8)	(7)	(6)	(7)	—
Active vessels	201	206	210	210	216

Total active	201	206	210	210	216
Total stacked	8	7	6	7	—
Total	209	213	216	217	216

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2025	2025	2025	2025	2024
AVAILABLE DAYS - TOTAL FLEET:

Americas fleet:
PSV > 900	1,082	1,060	947	900	920
PSV < 900	1,533	1,564	1,493	1,432	1,472
AHTS > 16K	184	184	182	180	184
AHTS 8 - 16K	92	92	91	90	92
AHTS 4 - 8K	184	184	182	180	184
Other	184	93	179	180	184
Total	3,259	3,177	3,074	2,962	3,036
Asia Pacific fleet:
PSV > 900	828	828	819	810	828
PSV < 900	491	460	455	450	460
AHTS > 16K	198	276	273	270	276
AHTS 8 - 16K	43	184	182	180	184
AHTS 4 - 8K	—	—	65	90	92
Other	—	91	3	—	—
Total	1,560	1,839	1,797	1,800	1,840
Middle East fleet:
PSV > 900	92	92	91	90	92
PSV < 900	1,840	1,840	1,820	1,800	1,840
AHTS 8 - 16K	601	460	455	450	460
AHTS 4 - 8K	1,564	1,564	1,547	1,530	1,564
Total	4,097	3,956	3,913	3,870	3,956
Europe/Mediterranean fleet:
PSV > 900	3,727	3,680	3,569	3,510	3,588
PSV < 900	859	828	812	810	828
AHTS > 16K	92	92	182	180	184
Total	4,678	4,600	4,563	4,500	4,600
West Africa fleet:
PSV > 900	619	688	853	900	920
PSV < 900	1,625	1,656	1,699	1,800	1,840
AHTS > 16K	538	460	364	360	368
AHTS 8 - 16K	1,196	1,196	1,247	1,180	1,196
AHTS 4 - 8K	154	184	182	180	235
Other	1,485	1,817	1,905	1,941	1,840
Total	5,617	6,001	6,250	6,361	6,399
Worldwide fleet:
PSV > 900	6,348	6,348	6,279	6,210	6,348
PSV < 900	6,348	6,348	6,279	6,292	6,440
AHTS > 16K	1,012	1,012	1,001	990	1,012
AHTS 8 - 16K	1,932	1,932	1,975	1,900	1,932
AHTS 4 - 8K	1,902	1,932	1,976	1,980	2,075
Other	1,669	2,001	2,087	2,121	2,024
Total	19,211	19,573	19,597	19,493	19,831

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2025	2025	2025	2025	2024
OUT-OF-SERVICE - STACKED DAYS:

Americas fleet:
PSV < 900	385	184	182	82	15
Total	385	184	182	82	15
West Africa fleet:
AHTS 4 - 8K	62	92	91	49	—
Other	289	404	312	477	—
Total	351	496	403	526	—
Worldwide fleet:
PSV < 900	385	184	182	82	15
AHTS 4 - 8K	62	92	91	49	—
Other	289	404	312	477	—
Total	736	680	585	608	15

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2025	2025	2025	2025	2024
AVAILABLE DAYS - ACTIVE FLEET:

Americas fleet:
PSV > 900	1,082	1,060	947	900	920
PSV < 900	1,148	1,380	1,311	1,350	1,457
AHTS > 16K	184	184	182	180	184
AHTS 8 - 16K	92	92	91	90	92
AHTS 4 - 8K	184	184	182	180	184
Other	184	93	179	180	184
Total	2,874	2,993	2,892	2,880	3,021
Asia Pacific fleet:
PSV > 900	828	828	819	810	828
PSV < 900	491	460	455	450	460
AHTS > 16K	198	276	273	270	276
AHTS 8 - 16K	43	184	182	180	184
AHTS 4 - 8K	—	—	65	90	92
Other	—	91	3	—	—
Total	1,560	1,839	1,797	1,800	1,840
Middle East fleet:
PSV > 900	92	92	91	90	92
PSV < 900	1,840	1,840	1,820	1,800	1,840
AHTS 8 - 16K	601	460	455	450	460
AHTS 4 - 8K	1,564	1,564	1,547	1,530	1,564
Total	4,097	3,956	3,913	3,870	3,956
Europe/Mediterranean fleet:
PSV > 900	3,727	3,680	3,569	3,510	3,588
PSV < 900	859	828	812	810	828
AHTS > 16K	92	92	182	180	184
Total	4,678	4,600	4,563	4,500	4,600
West Africa fleet:
PSV > 900	619	688	853	900	920
PSV < 900	1,625	1,656	1,699	1,800	1,840
AHTS > 16K	538	460	364	360	368
AHTS 8 - 16K	1,196	1,196	1,247	1,180	1,196
AHTS 4 - 8K	92	92	91	131	235
Other	1,196	1,413	1,593	1,464	1,840
Total	5,266	5,505	5,847	5,835	6,399
Worldwide fleet:
PSV > 900	6,348	6,348	6,279	6,210	6,348
PSV < 900	5,963	6,164	6,097	6,210	6,425
AHTS > 16K	1,012	1,012	1,001	990	1,012
AHTS 8 - 16K	1,932	1,932	1,975	1,900	1,932
AHTS 4 - 8K	1,840	1,840	1,885	1,931	2,075
Other	1,380	1,597	1,775	1,644	2,024
Total	18,475	18,893	19,012	18,885	19,816

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2025	2025	2025	2025	2024
UTILIZATION - TOTAL FLEET:

Americas fleet:
PSV > 900	74.9%	83.6%	87.0%	78.3%	77.4%
PSV < 900	58.4	70.3	63.6	53.0	74.2
AHTS > 16K	98.1	92.7	77.3	61.3	50.3
AHTS 8 - 16K	100.0	100.0	92.7	100.0	77.3
AHTS 4 - 8K	97.3	100.0	99.5	44.5	90.2
Other	75.9	96.4	83.5	91.8	72.4
Total	70.4%	79.4%	75.8%	64.4%	74.7%
Asia Pacific fleet:
PSV > 900	75.8%	75.2%	70.1%	67.7%	63.4%
PSV < 900	96.0	90.3	75.0	93.7	99.5
AHTS > 16K	42.0	63.7	88.5	66.7	75.4
AHTS 8 - 16K	35.9	35.1	34.4	64.1	64.9
AHTS 4 - 8K	—	—	—	56.2	100.0
Other	—	99.5	—	—	—
Total	76.8%	74.5%	67.9%	73.1%	76.2%
Middle East fleet:
PSV > 900	100.0%	82.6%	38.9%	100.0%	100.0%
PSV < 900	82.9	79.2	76.9	94.0	91.9
AHTS 8 - 16K	69.1	65.1	95.7	63.7	64.3
AHTS 4 - 8K	79.0	86.0	81.0	86.3	80.8
Total	79.8%	80.3%	79.8%	87.6%	84.5%
Europe/Mediterranean fleet:
PSV > 900	87.7%	88.7%	94.8%	88.0%	86.1%
PSV < 900	85.8	81.2	92.0	79.2	93.6
AHTS > 16K	78.0	100.0	69.1	49.8	32.3
Total	87.2%	87.5%	93.3%	84.9%	85.3%
West Africa fleet:
PSV > 900	71.0%	66.8%	70.1%	96.1%	88.8%
PSV < 900	68.8	53.8	52.4	68.5	80.9
AHTS > 16K	87.3	79.9	85.1	95.6	80.1
AHTS 8 - 16K	96.9	84.9	75.3	83.0	78.6
AHTS 4 - 8K	59.7	50.0	50.0	66.7	73.4
Other	65.4	50.3	40.5	43.0	40.8
Total	75.7%	62.3%	57.6%	68.8%	69.8%
Worldwide fleet:
PSV > 900	82.5%	83.6%	86.2%	85.3%	82.5%
PSV < 900	74.8	71.5	68.9	75.4	85.5
AHTS > 16K	79.6	79.7	81.7	73.1	64.7
AHTS 8 - 16K	87.1	76.1	77.0	77.5	73.9
AHTS 4 - 8K	79.2	83.9	77.2	79.4	81.6
Other	66.5	54.6	44.1	47.2	43.7
Total	78.6%	75.8%	74.1%	76.0%	77.6%

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2025	2025	2025	2025	2024
UTILIZATION - ACTIVE FLEET:

Americas fleet:
PSV > 900	74.9%	83.6%	87.0%	78.3%	77.4%
PSV < 900	77.9	79.7	72.4	56.2	75.0
AHTS > 16K	98.1	92.7	77.3	61.3	50.3
AHTS 8 - 16K	100.0	100.0	92.7	100.0	77.3
AHTS 4 - 8K	97.3	100.0	99.5	44.5	90.2
Other	75.9	96.4	83.5	91.8	72.4
Total	79.9%	84.3%	80.5%	66.3%	75.1%
Asia Pacific fleet:
PSV > 900	75.8%	75.2%	70.1%	67.7%	63.4%
PSV < 900	96.0	90.3	75.0	93.7	99.5
AHTS > 16K	42.0	63.7	88.5	66.7	75.4
AHTS 8 - 16K	35.9	35.1	34.4	64.1	64.9
AHTS 4 - 8K	—	—	—	56.2	100.0
Other	—	99.5	—	—	—
Total	76.8%	74.5%	67.9%	73.1%	76.2%
Middle East fleet:
PSV > 900	100.0%	82.6%	38.9%	100.0%	100.0%
PSV < 900	82.9	79.2	76.9	94.0	91.9
AHTS 8 - 16K	69.1	65.1	95.7	63.7	64.3
AHTS 4 - 8K	79.0	86.0	81.0	86.3	80.8
Total	79.8%	80.3%	79.8%	87.6%	84.5%
Europe/Mediterranean fleet:
PSV > 900	87.7%	88.7%	94.8%	88.0%	86.1%
PSV < 900	85.8	81.2	92.0	79.2	93.6
AHTS > 16K	78.0	100.0	69.1	49.8	32.3
Total	87.2%	87.5%	93.3%	84.9%	85.3%
West Africa fleet:
PSV > 900	71.0%	66.8%	70.1%	96.1%	88.8%
PSV < 900	68.8	53.8	52.4	68.5	80.9
AHTS > 16K	87.3	79.9	85.1	95.6	80.1
AHTS 8 - 16K	96.9	84.9	75.3	83.0	78.6
AHTS 4 - 8K	100.0	100.0	100.0	91.6	73.4
Other	81.2	64.6	48.4	57.0	40.8
Total	80.7%	67.9%	61.6%	75.0%	69.8%
Worldwide fleet:
PSV > 900	82.5%	83.6%	86.2%	85.3%	82.5%
PSV < 900	79.6	73.6	71.0	76.4	85.7
AHTS > 16K	79.6	79.7	81.7	73.1	64.7
AHTS 8 - 16K	87.1	76.1	77.0	77.5	73.9
AHTS 4 - 8K	81.9	88.1	80.9	81.4	81.6
Other	80.5	68.5	51.8	60.8	43.7
Total	81.7%	78.5%	76.4%	78.4%	77.7%

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2025	2025	2025	2025	2024
AVERAGE VESSEL DAY RATES: (A)

Americas fleet:
PSV > 900	$35,891	$34,365	$32,617	$32,992	$33,907
PSV < 900	28,021	30,326	29,222	27,862	24,479
AHTS > 16K	35,038	35,435	37,252	35,888	32,095
AHTS 8 - 16K	14,368	13,672	13,151	13,796	13,079
AHTS 4 - 8K	22,733	22,942	22,943	21,889	10,399
Other	27,545	17,456	24,369	21,251	27,870
Total	30,362	30,487	29,526	28,733	26,563
Asia Pacific fleet:
PSV > 900	35,929	36,371	36,341	37,304	35,984
PSV < 900	29,975	29,908	32,803	36,309	35,192
AHTS > 16K	59,996	68,580	48,255	48,843	52,170
AHTS 8 - 16K	13,776	23,531	28,856	20,764	23,746
AHTS 4 - 8K	—	—	—	21,890	21,959
Other	—	55,320	—	—	—
Total	35,025	39,196	37,372	36,564	36,203
Middle East fleet:
PSV > 900	28,955	16,391	16,929	16,072	16,146
PSV < 900	15,405	13,878	13,469	13,301	12,981
AHTS 8 - 16K	13,033	12,290	11,889	12,112	11,575
AHTS 4 - 8K	12,487	12,555	12,443	12,026	11,006
Total	14,381	13,228	12,877	12,777	12,197
Europe/Mediterranean fleet:
PSV > 900	19,640	20,630	23,292	20,782	21,499
PSV < 900	19,625	20,674	21,061	18,337	19,727
AHTS > 16K	46,204	23,122	33,904	18,613	23,177
Total	20,173	20,752	23,275	20,405	21,249
West Africa fleet:
PSV > 900	29,383	31,188	32,777	34,924	34,334
PSV < 900	24,213	26,729	27,867	30,017	29,598
AHTS > 16K	32,256	32,746	32,082	29,568	32,557
AHTS 8 - 16K	23,470	22,524	23,123	21,204	19,033
AHTS 4 - 8K	15,511	15,516	16,010	17,387	18,462
Other	8,180	8,264	6,979	7,013	6,001
Total	21,583	21,940	23,035	24,244	24,038
Worldwide fleet:
PSV > 900	25,087	25,625	27,102	26,345	26,550
PSV < 900	21,959	22,867	22,722	22,697	22,550
AHTS > 16K	36,991	40,037	38,029	33,966	37,870
AHTS 8 - 16K	20,306	19,931	19,592	18,945	17,584
AHTS 4 - 8K	13,888	13,902	13,902	13,255	12,301
Other	10,923	13,127	10,147	9,746	9,691
Total	$22,044	$22,798	$23,166	$22,303	$22,236

Note (A):  Average Vessel Day Rates equals Vessel Revenue / Days Worked.

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2025	2025	2025	2025	2024

Americas
Vessel revenues	$69,706	$76,913	$68,758	$54,852	$60,240

Vessel operating costs:
Crew costs	22,429	22,634	19,652	17,440	18,519
Repair and maintenance	6,286	5,350	4,830	4,266	5,271
Insurance	540	570	351	571	506
Fuel, lube and supplies	2,739	2,464	2,215	2,617	2,954
Other	5,875	4,598	5,965	10,129	6,795
Total vessel operating costs	37,869	35,616	33,013	35,023	34,045

Vessel operating margin ($)	31,837	41,297	35,745	19,829	26,195
Vessel operating margin (%)	45.7%	53.7%	52.0%	36.2%	43.5%

Americas - Select operating statistics
Average vessels - Total fleet	36	35	34	33	33
Utilization - Total fleet	70.4%	79.4%	75.8%	64.4%	74.7%

Average vessels - Active fleet	32	33	32	32	33
Utilization - Active fleet	79.9%	84.3%	80.5%	66.3%	75.1%

Average day rates	$30,362	$30,487	$29,526	$28,733	$26,563

Vessels commencing drydocks	3	—	1	3	1

Deferred drydocking and survey costs - beginning balance	$22,400	$25,608	$28,443	$31,149	$33,812
Cash paid for deferred drydocking and survey costs	2,858	1,082	1,027	3,355	3,317
Amortization of deferred drydocking and survey costs	(5,351)	(5,817)	(5,338)	(5,916)	(5,980)
Disposals, intersegment transfers and other	—	1,527	1,476	(145)	—
Deferred drydocking and survey costs - ending balance	$19,907	$22,400	$25,608	$28,443	$31,149

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2025	2025	2025	2025	2024

Asia Pacific
Vessel revenues	$42,037	$53,786	$45,696	$48,228	$51,043

Vessel operating costs:
Crew costs	14,304	20,887	18,518	20,331	21,954
Repair and maintenance	3,427	3,842	3,365	2,270	4,304
Insurance	331	330	176	324	319
Fuel, lube and supplies	1,890	2,443	1,789	1,767	2,002
Other	2,369	2,768	2,317	2,118	2,456
Total vessel operating costs	22,321	30,270	26,165	26,810	31,035

Vessel operating margin ($)	19,716	23,516	19,531	21,418	20,008
Vessel operating margin (%)	46.9%	43.7%	42.7%	44.4%	39.2%

Asia Pacific - Select operating statistics
Average vessels - Total fleet	16	20	20	20	20
Utilization - Total fleet	76.8%	74.5%	67.9%	73.1%	76.2%

Average vessels - Active fleet	16	20	20	20	20
Utilization - Active fleet	76.8%	74.5%	67.9%	73.1%	76.2%

Average day rates	$35,025	$39,196	$37,372	$36,564	$36,203

Vessels commencing drydocks	2	3	2	4	—

Deferred drydocking and survey costs - beginning balance	$14,094	$13,462	$13,810	$10,418	$11,248
Cash paid for deferred drydocking and survey costs	998	3,340	2,487	7,253	1,138
Amortization of deferred drydocking and survey costs	(1,998)	(2,578)	(2,428)	(2,046)	(1,968)
Disposals, intersegment transfers and other	(2,909)	(130)	(407)	(1,815)	—
Deferred drydocking and survey costs - ending balance	$10,185	$14,094	$13,462	$13,810	$10,418

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2025	2025	2025	2025	2024

Middle East
Vessel revenues	$47,021	$42,035	$40,215	$43,302	$40,772

Vessel operating costs:
Crew costs	14,207	13,541	13,302	13,280	13,509
Repair and maintenance	6,153	4,556	4,261	4,100	4,162
Insurance	463	484	343	529	488
Fuel, lube and supplies	2,790	2,916	3,250	2,039	2,599
Other	4,570	4,242	4,661	4,588	4,932
Total vessel operating costs	28,183	25,739	25,817	24,536	25,690

Vessel operating margin ($)	18,838	16,296	14,398	18,766	15,082
Vessel operating margin (%)	40.1%	38.8%	35.8%	43.3%	37.0%

Middle East - Select operating statistics
Average vessels - Total fleet	45	43	43	43	43
Utilization - Total fleet	79.8%	80.3%	79.8%	87.6%	84.5%

Average vessels - Active fleet	45	43	43	43	43
Utilization - Active fleet	79.8%	80.3%	79.8%	87.6%	84.5%

Average day rates	$14,381	$13,228	$12,877	$12,777	$12,197

Vessels commencing drydocks	9	8	11	4	6

Deferred drydocking and survey costs - beginning balance	$38,913	$35,355	$31,423	$21,792	$24,159
Cash paid for deferred drydocking and survey costs	7,127	8,716	8,191	13,464	1,328
Amortization of deferred drydocking and survey costs	(6,044)	(5,158)	(4,259)	(3,833)	(3,695)
Disposals, intersegment transfers and other	—	—	—	—	—
Deferred drydocking and survey costs - ending balance	$39,996	$38,913	$35,355	$31,423	$21,792

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2025	2025	2025	2025	2024

Europe/Mediterranean
Vessel revenues	$82,402	$83,740	$99,280	$78,205	$84,109

Vessel operating costs:
Crew costs	29,932	30,104	29,342	27,111	26,993
Repair and maintenance	7,267	7,481	5,736	6,711	8,458
Insurance	806	797	417	848	827
Fuel, lube and supplies	3,251	3,469	2,153	3,147	3,171
Other	5,258	4,805	6,187	4,738	5,180
Total vessel operating costs	46,514	46,656	43,835	42,555	44,629

Vessel operating margin ($)	35,888	37,084	55,445	35,650	39,480
Vessel operating margin (%)	43.6%	44.3%	55.8%	45.6%	46.9%

Europe/Mediterranean - Select operating statistics
Average vessels - Total fleet	50	50	50	50	50
Utilization - Total fleet	87.2%	87.5%	93.3%	84.9%	85.3%

Average vessels - Active fleet	50	50	50	50	50
Utilization - Active fleet	87.2%	87.5%	93.3%	84.9%	85.3%

Average day rates	$20,173	$20,752	$23,275	$20,405	$21,249

Vessels commencing drydocks	2	3	1	6	4

Deferred drydocking and survey costs - beginning balance	$30,440	$35,571	$41,011	$38,431	$41,637
Cash paid for deferred drydocking and survey costs	1,324	2,103	1,811	8,786	3,554
Amortization of deferred drydocking and survey costs	(6,184)	(6,363)	(6,919)	(6,206)	(6,126)
Disposals, intersegment transfers and other	2,909	(871)	(332)	—	(634)
Deferred drydocking and survey costs - ending balance	$28,489	$30,440	$35,571	$41,011	$38,431

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2025	2025	2025	2025	2024

West Africa
Vessel revenues	$91,717	$82,017	$82,909	$106,112	$107,299

Vessel operating costs:
Crew costs	19,300	18,363	18,662	18,951	19,010
Repair and maintenance	6,243	7,407	5,745	4,607	4,536
Insurance	683	711	353	762	717
Fuel, lube and supplies	4,557	5,149	5,700	4,808	4,552
Other	6,449	6,219	8,064	6,927	6,170
Total vessel operating costs	37,232	37,849	38,524	36,055	34,985

Vessel operating margin ($)	54,485	44,168	44,385	70,057	72,314
Vessel operating margin (%)	59.4%	53.9%	53.5%	66.0%	67.4%

West Africa - Select operating statistics
Average vessels - Total fleet	62	65	69	71	70
Utilization - Total fleet	75.7%	62.3%	57.6%	68.8%	69.8%

Average vessels - Active fleet	58	60	65	65	70
Utilization - Active fleet	80.7%	67.9%	61.6%	75.0%	69.8%

Average day rates	$21,583	$21,940	$23,035	$24,244	$24,038

Vessels commencing drydocks	1	2	4	7	1

Deferred drydocking and survey costs - beginning balance	$48,387	$55,663	$54,639	$50,760	$50,088
Cash paid for deferred drydocking and survey costs	1,546	2,404	10,222	10,481	8,337
Amortization of deferred drydocking and survey costs	(8,774)	(9,154)	(8,461)	(8,417)	(8,115)
Disposals, intersegment transfers and other	—	(526)	(737)	1,815	450
Deferred drydocking and survey costs - ending balance	$41,159	$48,387	$55,663	$54,639	$50,760

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2025	2025	2025	2025	2024

Worldwide
Vessel revenues	$332,883	$338,491	$336,858	$330,699	$343,463

Vessel operating costs:
Crew costs	100,172	105,529	99,476	97,113	99,985
Repair and maintenance	29,376	28,636	23,937	21,954	26,731
Insurance	2,823	2,892	1,640	3,034	2,857
Fuel, lube and supplies	15,227	16,441	15,107	14,378	15,278
Other	24,521	22,632	27,194	28,500	25,533
Total vessel operating costs	172,119	176,130	167,354	164,979	170,384

Vessel operating margin ($)	160,764	162,361	169,504	165,720	173,079
Vessel operating margin (%)	48.3%	48.0%	50.3%	50.1%	50.4%

Worldwide - Select operating statistics
Average vessels - Total fleet	209	213	216	217	216
Utilization - Total fleet	78.6%	75.8%	74.1%	76.0%	77.6%

Average vessels - Active fleet	201	206	210	210	216
Utilization - Active fleet	81.7%	78.5%	76.4%	78.4%	77.7%

Average day rates	$22,044	$22,798	$23,166	$22,303	$22,236

Vessels commencing drydocks	17	16	19	24	12

Deferred drydocking and survey costs - beginning balance	$154,234	$165,659	$169,326	$152,550	$160,944
Cash paid for deferred drydocking and survey costs	13,853	17,645	23,738	43,339	17,674
Amortization of deferred drydocking and survey costs	(28,351)	(29,070)	(27,405)	(26,418)	(25,884)
Disposals, intersegment transfers and other	—	—	—	(145)	(184)
Deferred drydocking and survey costs - ending balance	$139,736	$154,234	$165,659	$169,326	$152,550

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2025	2025	2025	2025	2024

Net income (loss)	$219,449	$(1,018)	$72,702	$42,320	$36,619

Interest and other debt costs	16,715	16,589	16,442	16,344	16,742
Income tax expense	(166,612)	21,711	5,584	26,109	16,376
Depreciation	37,838	37,334	36,909	39,014	38,736
Amortization of deferred drydock and survey costs	28,351	29,070	27,405	26,418	25,884
Amortization of below market contracts	(219)	(283)	(347)	(351)	(1,071)
EBITDA (A), (B), (C)	135,522	103,403	158,695	149,854	133,286

Non-cash indemnification assets charge (credit)	—	—	(112)	834	242
Non-cash stock compensation expense	3,454	3,481	4,057	3,491	3,886
Loss on early extinguishment of debt	12	27,101	—	—	—
Acquisition, restructuring and integration related costs	4,064	3,941	340	—	978
Adjusted EBITDA (A), (B), (C)	$143,052	$137,926	$162,980	$154,179	$138,392

Note (A):  EBITDA excludes interest and other debt costs, income tax expense, depreciation and amortization of deferred drydock and below market contracts. Additionally, Adjusted EBITDA excludes non-cash indemnification assets charge (credit) included in interest income and other; non-cash stock-based compensation expense; loss on early extinguishment of debt; and acquisition, restructuring and integration related costs.

Note (B):  EBITDA for the three months ended December 31, 2025, and for each of the prior four quarters includes non-cash stock-based compensation expense of $3,454, $3,481, $4,057, $3,491 and $3,886 respectively.

Note (C):  EBITDA and Adjusted EBITDA for the three months ended December 31, 2025, and for each of the prior four quarters includes foreign exchange gain (losses) of $2,134, $1,277, $11,703, $7,569 and $(14,337) respectively.

Non-GAAP Financial Measures

We disclose and discuss EBITDA and Adjusted EBITDA as non-GAAP financial measures in our public releases, including quarterly earnings releases, investor conference calls and other filings with the Securities and Exchange Commission. We define EBITDA as earnings (net income or loss) before interest and other debt costs, income tax expense, depreciation and amortization. Additionally, Adjusted EBITDA excludes non-cash indemnification asset charge (credit), non-cash stock-based compensation expense, loss on early extinguishment of debt and acquisition, restructuring and integration related costs. Our measures of EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures presented by other companies. Other companies may calculate EBITDA and Adjusted EBITDA differently than we do, which may limit its usefulness as a comparative measure.

Because EBITDA and Adjusted EBITDA are not measures of financial performance calculated in accordance with GAAP, they should not be considered in isolation or as a substitute for operating income, net income or loss, cash provided (used) in operating activities, investing and financing activities, or other income or cash flow statement data prepared in accordance with GAAP.

EBITDA and Adjusted EBITDA are widely used by investors and other users of our financial statements as a supplemental financial measure that, when viewed with our GAAP results and the accompanying reconciliations, we believe provide additional information that is useful to gain an understanding of the factors and trends affecting our ability to service debt, pay taxes and fund drydocking and survey costs and capital expenditures. We also believe the disclosure of EBITDA and Adjusted EBITDA helps investors meaningfully evaluate and compare our cash flow generating capacity from quarter-to-quarter and year-to-year.

EBITDA and Adjusted EBITDA are also financial metrics used by management (i) as a supplemental internal measure for planning and forecasting overall expectations and for evaluating actual results against such expectations; (ii) to compare to the EBITDA and Adjusted EBITDA of other companies when evaluating potential acquisitions; and (iii) to assess our ability to service existing fixed charges and incur additional indebtedness.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2025	2025	2025	2025	2024

Net cash provided by operating activities (A)	$152,960	$72,079	$73,658	$80,411	$100,039

Cash interest expense	576	17,735	11,994	17,505	12,816
Interest income and other (net of certain non-cash items)	(3,455)	(1,860)	(2,103)	(2,157)	(2,697)
Indemnification assets credit (charge)	—	—	112	(834)	(242)
Additions to property and equipment	(5,147)	(5,122)	(5,226)	(10,266)	(4,534)
Expansion capital	—	—	3	27	63
Effects of exchange rate changes on cash	910	(1,377)	11,775	5,562	(8,736)
	145,844	81,455	90,213	90,248	96,709

Proceeds from asset sales	5,331	1,204	7,328	4,416	10,316

Free cash flow	$151,175	$82,659	$97,541	$94,664	$107,025

Free cash flow is a non-GAAP investment performance indicator which we believe provides useful information regarding the net cash generated by the Company before any payments to capital providers. Free cash flow is determined from net cash provided by operating activities adjusted for effects of exchange rate changes on cash, capital expenditures, excluding expansion capital, proceeds from asset sales, cash interest expense and interest income and other. Free cash flow excludes indemnification assets credit (charge) included in interest income and other. Free cash flow is not defined by U.S. GAAP and is not a substitute for net cash provided by operating activities.

Note (A): Net cash provided by operating activities is affected by changes in our assets and liabilities and the amounts we pay in cash for our drydocks and vessel surveys as illustrated in the following table:

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2025	2025	2025	2025	2024
Cash provided by (used in) changes in assets and liabilities, excluding drydock payments	$68,133	$(9,210)	$(11,010)	$21,099	$5,493
Cash paid for deferred drydock and survey costs	(13,853)	(17,645)	(23,738)	(43,339)	(17,674)
Total uses of cash for changes in assets and liabilities	$54,280	$(26,855)	$(34,748)	$(22,240)	$(12,181)

Contacts

Tidewater Inc.

West Gotcher

Senior Vice President,

Strategy, Corporate Development and Investor Relations

+1.713.470.5285

SOURCE: Tidewater Inc.